 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 9, 2015

Duos Technologies Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	333-142429	65-0493217
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6622 Southpoint Drive S., Suite 310, Jacksonville, Florida 32216

 (Address of principal executive offices, including Zip Code)

(904) 296-2807

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(1)

Section 7 - Regulation FD

Item 7.01. Regulation FD Disclosure

On October 9, 2015, Duos Technologies Group, Inc. (the “Company”) will make a presentation at The Aegis Capital 2015 Growth Conference in Las Vegas, Nevada. The PowerPoint presentation that will be utilized by the Company as a part of its presentation at The Aegis Capital 2015 Growth Conference is attached hereto as Exhibit 99.1.

The information in this Item 7.01 of this Current Report on Form 8-K, including the attached PowerPoint presentation, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Section 9 - Financial Statements and Exhibits

99.1	PowerPoint Presentation to be used by the Company

(2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUOS TECHNOLOGIES GROUP, INC.

Dated: October 9, 2015	By:	/s/ Adrian Goldfarb

Chief Financial Officer